UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

KUSHCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55418	46-5268202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11958 Monarch Street, Garden Grove, CA	92841
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (714) 243-4311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 8, 2019 (the “Dismissal Date”), KushCo Holdings, Inc. (the “Company”) dismissed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors (the “Audit Committee”) of the Company approved the dismissal of RBSM.

The reports of RBSM on the audited consolidated financial statements of the Company for the years ended August 31, 2018 and 2017, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended August 31, 2018 and 2017 and through the Dismissal Date, there were no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of RBSM, would have caused it to make reference thereto in its reports on the audited consolidated financial statements of the Company for such years.

Except with respect to the material weaknesses in the Company’s internal controls over financial reporting previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 9, 2019, which resulted in the Company’s restatement of its audited consolidated financial statements as of and for the fiscal years ended August 31, 2018 and 2017, and its unaudited condensed consolidated interim financial statements for the fiscal periods ended November 30, 2018 and 2017, there were no “reportable events” under Item 304(a)(1)(v) of Regulation S-K that occurred during the years ended August 31, 2018 and 2017 and through the Dismissal Date.

The Company provided RBSM with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and requested that RBSM furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not it agrees with the statements related to RBSM made by the Company in this report. A copy of RBSM’s letter to the SEC dated August 8, 2019 is attached as Exhibit 16.1 to this report.

Also, on August 8, 2019, the Audit Committee approved the selection and engagement of Marcum LLP (“Marcum”) as the Company’s new independent registered public accounting firm.

During the years ended August 31, 2018 and 2017, and through the Dismissal Date, neither the Company, nor anyone on its behalf, consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the audited consolidated financial statements of the Company, and no written report was provided to the Company or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from RBSM LLP to the Securities and Exchange Commission, dated August 8, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUSHCO HOLDINGS, INC.
(Registrant)

August 8, 2019	/s/ Nicholas Kovacevich
(Date)	Nicholas Kovacevich Chairman and Chief Executive Officer